[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                              [Graphic Omitted]


                    MFS(R) UTILITIES FUND

                    SEMIANNUAL REPORT o APRIL 30, 1999




          ------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
          ------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33


       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
       Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
      Maura A. Shaughnessy

For the six months ended April 30, 1999, Class A shares of the Fund provided a total return of 13.41%, Class B shares 13.03%, Class C shares 13.02%, and Class I shares 13.63%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

For the same period, the average utility fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 11.95%. The Fund's results also compare to a -2.68% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index.

Q. WHY HAS THE FUND BEEN PERFORMING SO WELL? CAN YOU GIVE SOME SPECIFIC STOCK EXAMPLES?

A. The Fund has benefited from consolidation. Among our top 10 holdings are names such as Frontier Corp., which was the old Rochester Telephone. Frontier is a company with new management and a strategy of focusing on the growth sectors of telecommunications (web hosting, etc.). Recently, Frontier was bought out by Global Crossing, and the stock price has reacted quite favorably to the news. Another example of a successful position in the telecommunications sector is MediaOne. I hadn't held much in the cable sector up until the past year or so. The story of the cable companies was one of tough regulation and overspending. Typically, they weren't generating the cash flow that was expected. That has changed, and you see some of the better companies surviving, including MediaOne. That company has been the object of multiple buyout offers. First Comcast, which I believe is one of the best-run companies in the cable industry, made an offer. AT&T then stepped up with an even larger offer. We've seen MediaOne's stock price rise based on the proposed buyout.

   A consolidation story from the energy sector is El Paso Energy's takeover of Sonat, which created one of the country's largest natural gas companies. We own both Sonat and El Paso, and prices of the stocks have increased since the deal was announced in early March. Another stock from the energy sector that has performed well is Enron. Enron is the biggest player in the trading of both natural gas and electricity. In addition, Enron has benefited from its leadership position in the business of energy outsourcing.

Q. CAN YOU GIVE US A COUPLE OF NAMES FROM THE FUND THAT HAVE NOT BEEN STRONG PERFORMERS OVER THE PAST SIX MONTHS?

A. KN Energy has had a tough time recently. It bought a pipeline from Occidental Petroleum called MidCon and leveraged up the balance sheet. Then the commodity environment collapsed. Because commodity prices were unable to support the leverage KN had taken on, the company's earnings collapsed. I think the CEO, Larry Hall, realized that he didn't have the management talent that he thought he did to help guide the company through this tough time. He is now selling out to Sempra Energy at what I believe looks like the bottom. This deal hasn't closed yet, and KN Energy's stock has been flat for a couple of months. Meanwhile, Sempra's stock -- which we do not own in the portfolio -- has significantly declined.

   Columbia Energy is another disappointment. For reasons that are both market based and management based, Columbia has not made its earnings estimates for the past two quarters. Now, they are attempting a hostile bid in an industry in which hostile bids generally are not done. They are attempting a hostile takeover of Consolidated Natural Gas, which Dominion Resources has already bid on. Columbia's management has not done a good job explaining its plans, and the stock price has suffered as a result.

Q. YOU'VE TALKED ABOUT CONSOLIDATION. WHAT DO YOU THINK ABOUT THE MERGER THAT TELECOM ITALIA AND DEUTSCHE TELEKOM ARE TRYING TO WORK OUT?

A. Telecom Italia has been a good stock for the Fund for the past several years, but it remains to be seen how well these two corporate cultures can work together. Also, the deal would give the German government a significant ownership position in the combined company, and I'm not sure how well that would be received by the Italians. These factors have created a lot of uncertainty about the deal; therefore, I have reduced the position in the Fund.

Q. LOOKING FORWARD, DO YOU SEE THE CONSOLIDATION TREND CONTINUING?

A. The telecommunications sector is all about consolidation. Certain gas and electric companies also are continuing to consolidate. It's just a matter of time and a matter of how wisely the managements approach these acquisitions. Recently, some of the mergers in the gas and electric industries have not made much strategic or financial sense, so the stocks involved have been weak. Hopefully, people have learned their lessons from some of the deals that have just happened, and we will see consolidation that makes more sense going forward.

Q. DO YOU FORESEE ANY CHANGES IN THE FUND'S SECTOR ALLOCATIONS GOING FORWARD?

A. I may increase my weighting in natural gas stocks. As a sector, the valuations have never been more compelling. We have had unseasonably warm winters the past couple of years, which has negatively impacted natural gas demand. However, I believe the supply-demand ratio will be more attractive going forward, perhaps by this fall. A return to any sort of normal weather pattern should get these stocks going again. When people start filling up their gas storage, we could have a very tight market, which would benefit companies such as Coastal Corp. I have been increasing the Fund's position in this pipeline, exploration, and production company over the past six months. A stronger market for natural gas stocks would also benefit other names in the portfolio, including El Paso and Williams.

/s/ Maura A. Shaughnessy
    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND, MFS(R) UTILITIES FUND, MFS(R) UTILITIES SERIES AND MFS(R) CAPITAL OPPORTUNITIES SERIES (BOTH PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE UTILITIES SERIES AND CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHAUGHNESSY JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED
   BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING
   SECURITIES.
--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME
                             ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED
                             ENTIRELY IN EQUITIES).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     FEBRUARY 14, 1992

  CLASS INCEPTION:           CLASS A  FEBRUARY 14, 1992
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  JANUARY 3, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $1.1 BILLION NET ASSETS AS OF APRIL 30, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH APRIL 30, 1999

CLASS A

                                                6 Months       1 Year       3 Years       5 Years  10 Years/Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +13.41%      +13.00%       +92.79%      +157.24%        +233.11%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --        +13.00%       +24.46%      + 20.80%        + 18.16%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                         --        + 7.63%       +22.45%      + 19.63%        + 17.36%
-----------------------------------------------------------------------------------------------------------------

CLASS B

                                                6 Months       1 Year       3 Years       5 Years  10 Years/Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +13.03%      +12.30%       +88.55%      +146.77%        +217.18%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --        +12.30%       +23.54%      + 19.80%        + 17.36%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                         --        + 8.30%       +22.88%      + 19.60%        + 17.36%
-----------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, February 14, 1992, through
  April 30, 1999.

CLASS C

                                                6 Months       1 Year       3 Years       5 Years  10 Years/Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +13.02%      +12.18%       +88.50%      +147.07%        +218.74%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --        +12.18%       +23.53%      + 19.83%        + 17.44%
-----------------------------------------------------------------------------------------------------------------
SEC Results                                         --        +11.18%       +23.53%      + 19.83%        + 17.44%
-----------------------------------------------------------------------------------------------------------------

CLASS I

                                                6 Months       1 Year       3 Years       5 Years  10 Years/Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          +13.63%      +13.37%       +94.19%      +159.16%        +235.55%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return                         --        +13.37%       +24.76%      + 20.98%        + 18.28%
-----------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, February 14, 1992, through
  April 30, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

FIVE LARGEST STOCK SECTORS

UTILITIES AND COMMUNICATIONS                      85.6%
TECHNOLOGY                                         4.0%
LEISURE                                            3.4%
FINANCIAL SERVICES                                 3.3%
CONGLOMERATES, SPECIAL PRODUCTS/SERVICES           3.3%

TOP 10 STOCK HOLDINGS

GTE CORP.  3.4%                            SBC COMMUNICATIONS, INC.  2.6%
Telecommunications company                 Integrated telecommunications company

FRONTIER CORP.  3.1%                       BELL ATLANTIC CORP.  2.5%
Internet and data transmission services    Integrated telecommunications company
company
                                           COLUMBIA ENERGY GROUP  2.4%
INTERMEDIA COMMUNICATIONS, INC.  2.8%      Natural gas production and pipeline
Local telephone exchange company           company

DUKE ENERGY  2.7%                          COASTAL CORP.  2.4%
Electric and natural gas company           Oil and natural gas company

MCI WORLDCOM, INC.  2.7%                   CINCINNATI BELL, INC.  2.4%
Telecommunications company                 Telephone services company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) - April 30, 1999

Stocks - 85.8%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 70.4%
  Business Machines - 0.5%
    Motorola, Inc.                                                     61,800           $    4,951,725
------------------------------------------------------------------------------------------------------
  Computer Software - Services
    Informatica Corp.                                                     850           $       24,012
------------------------------------------------------------------------------------------------------
  Conglomerates - 1.0%
    Eastern Enterprises                                               316,100           $   11,359,844
------------------------------------------------------------------------------------------------------
  Entertainment - 2.8%
    MediaOne Group, Inc.*                                             243,500           $   19,860,469
    Time Warner, Inc.                                                 150,600               10,542,000
                                                                                        --------------
                                                                                        $   30,402,469
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 3.0%
    Camden Property Trust                                             181,300           $    4,895,100
    CarrAmerica Realty Corp.                                          181,300                4,487,175
    Equity Residential Properties Trust                               119,000                5,503,750
    Kilroy Realty Corp.                                               126,500                2,980,656
    Koger Equity, Inc.                                                118,200                1,736,063
    Mack-Cali Realty Corp.                                            143,800                4,448,812
    SL Green Realty Corp.                                             181,700                3,611,288
    TriNet Corporate Realty Trust, Inc.                               185,200                5,081,425
                                                                                        --------------
                                                                                        $   32,744,269
------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.8%
    MCN Energy Group, Inc.                                            782,200           $   15,595,112
    USEC, Inc.                                                        349,600                4,348,150
                                                                                        --------------
                                                                                        $   19,943,262
------------------------------------------------------------------------------------------------------
  Telecommunications - 21.0%
    AirTouch Communications, Inc.*                                     24,400           $    2,278,350
    Allegiance Telecom, Inc.*                                          53,000                2,438,000
    Alltel Corp.                                                      202,400               13,649,350
    Ameritech Corp.                                                    43,100                2,949,656
    Bell Atlantic Corp.                                               424,720               24,474,490
    Century Telephone Enterprises, Inc.                               247,500                9,961,875
    Cincinnati Bell, Inc.                                           1,037,700               23,477,963
    Global Telesystems Group, Inc.##                                   94,800                5,237,700
    GTE Corp.                                                         505,300               33,823,519
    Intermedia Communications, Inc.##                                 870,300               28,012,781
    MCI WorldCom, Inc.*                                               321,175               26,396,570
    Net Perceptions, Inc.*                                              1,200                   31,650
    NEXTEL Communications, Inc.*                                       81,100                3,320,031
    NTL, Inc.*                                                         19,400                1,479,250
    PSINet, Inc.*                                                      99,100                5,004,550
    SBC Communications, Inc.                                          466,200               26,107,200
    Sprint Corp.                                                      172,100               17,651,006
    Winstar Communications, Inc.                                       45,800                2,227,025
                                                                                        --------------
                                                                                        $  228,520,966
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 24.5%
    AES Corp.*                                                        150,800           $    7,540,000
    Allegheny Energy, Inc.                                            273,200                9,305,875
    Atmos Energy Corp.                                                592,199               14,953,025
    BEC Energy                                                        445,700               18,942,250
    Calpine Corp.                                                     126,100                5,375,012
    CMS Energy Corp.                                                  461,000               20,284,000
    CMS Energy Corp., "G"                                             206,200                4,317,313
    DQE, Inc.                                                         323,300               13,315,919
    Duke Energy Corp.                                                 473,400               26,510,400
    El Paso Electric Co.*                                             618,100                4,944,800
    FirstEnergy Corp.                                                 334,900                9,942,344
    FPL Group, Inc.                                                   202,700               11,427,212
    Illinova Corp.                                                    245,000                6,431,250
    Midamerica Energy Holdings Co.                                    699,500               22,515,156
    NiSource, Inc.                                                    612,900               17,007,975
    Peco Energy Co.                                                   321,700               15,260,644
    Pinnacle West Capital Corp.                                       399,900               15,521,119
    Public Service Co. of New Mexico                                  277,700                4,963,887
    Sierra Pacific Resources                                          340,800               12,141,000
    Texas Utilities Co.                                               451,100               17,931,225
    Unicom Corp.                                                      194,300                7,541,269
                                                                                        --------------
                                                                                        $  266,171,675
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 11.9%
    Coastal Corp.                                                     625,500           $   23,925,375
    Columbia Energy Group                                             498,300               23,949,544
    Connecticut Energy Group                                          100,400                3,752,450
    Dynegy, Inc.                                                       77,900                1,353,512
    El Paso Energy Corp.                                              352,100               12,939,675
    Energen Corp.                                                     241,200                4,160,700
    Enron Corp.                                                       134,500               10,121,125
    KN Energy, Inc.                                                   606,800               12,515,250
    National Fuel Gas Co.                                              75,300                3,294,375
    NICOR, Inc.                                                       203,600                7,405,950
    NUI Corp.                                                         119,700                2,595,994
    ONEOK, Inc.                                                        91,200                2,547,900
    Sonat, Inc.                                                        80,100                2,863,575
    Washington Gas Light Co.                                          160,100                3,772,356
    Williams Cos., Inc.                                               297,000               14,033,250
                                                                                        --------------
                                                                                        $  129,231,031
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 3.9%
    Frontier Corp.                                                    550,500           $   30,380,719
    U.S. West, Inc.                                                   227,200               11,885,400
                                                                                        --------------
                                                                                        $   42,266,119
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $  765,615,372
------------------------------------------------------------------------------------------------------
Foreign Stocks - 15.4%
  Brazil - 0.8%
    Companhia Electricas est Rio de Janeiro
      (Utilities - Electric)* 7,436,500                             $2,015,918
    Companhia Energetica do Ceara, Preferred "A"
      (Utilities - Electric)                                          693,300                1,921,193
    Companhia Riogrand Telecomunicacoes (Utilities - Telephone)         6,134                2,420,383
    Espirito Santo Centrais Eletricas S.A. (Utilities - Electric)      10,200                  368,675
    Espirito Santo Centrais Eletricas S.A., Preferred
      "B" (Utilities - Electric)                                        3,915                1,839,390
                                                                                        --------------
                                                                                        $    8,565,559
------------------------------------------------------------------------------------------------------
  Canada - 1.8%
    BCE, Inc. (Telecommunications)                                    176,100           $    8,045,569
    Northern Telecom Ltd. (Telecommunications)                        164,100               11,189,569
                                                                                        --------------
                                                                                        $   19,235,138
------------------------------------------------------------------------------------------------------
  Chile - 0.5%
    Chilectra S.A., ADR (Utilities - Electric)                        283,180           $    6,088,370
------------------------------------------------------------------------------------------------------
  Denmark - 0.2%
    Tele Danmark, ADR (Telecommunications)                             35,100           $    1,790,100
------------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Helsingin Puhelin Oyj (Telecommunications)                         83,100           $    3,501,038
    Helsingin Puhelin Oyj (Telecommunications)*                           675                1,817,469
                                                                                        --------------
                                                                                        $    5,318,507
------------------------------------------------------------------------------------------------------
  Germany - 2.2%
    Mannesmann AG (Conglomerate)                                      140,300           $   18,458,597
    VEBA AG (Oil and Gas)                                              92,500                5,069,114
                                                                                        --------------
                                                                                        $   23,527,711
------------------------------------------------------------------------------------------------------
  Greece - 1.1%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                            458,640           $   10,645,272
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                            72,200                1,949,400
                                                                                        --------------
                                                                                        $   12,594,672
------------------------------------------------------------------------------------------------------
  Hungary - 1.1%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                  423,900           $   11,922,188
------------------------------------------------------------------------------------------------------
  Italy - 2.0%
    Telecom Italia Mobile S.p.A. (Telecommunications)                 384,400           $    1,286,665
    Telecom Italia Mobile S.p.A. (Telecommunications)               1,066,000                6,348,327
    Telecom Italia S.p.A. (Telecommunications)                      1,319,500               14,030,134
                                                                                        --------------
                                                                                        $   21,665,126
------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    NTT Mobile Communication Network, Inc.
      (Telecommunications)                                                 90           $    5,277,708
------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Equant N.V. (Computer Software - Services)*                       128,300           $   11,450,775
    United Pan-Europe Communications N.V. (Telecommunications)*         7,800                  403,153
                                                                                        --------------
                                                                                        $   11,853,928
------------------------------------------------------------------------------------------------------
  Spain - 2.8%
    Telefonica de Espana S.A., ADR (Telecommunications)               125,247           $   17,456,300
    Union Electrica Fenosa S.A. (Utilities - Electric)                973,200               12,937,513
                                                                                        --------------
                                                                                        $   30,393,813
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    Colt Telecom Group PLC, ADR (Telecommunications)*                  46,100           $    3,520,888
    Orange PLC (Telecommunications)                                   388,100                5,242,798
                                                                                        --------------
                                                                                        $    8,763,686
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  166,996,506
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $853,453,756)                                            $  932,611,878

------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.1%
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    PSINet, Inc., 6.75%                                               150,100           $    7,730,150
    Qwest Trends Trust, 5.75%##                                        61,400                4,605,000
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $10,068,450)                       $   12,335,150
------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    KN Energy, Inc., 8.25% (Identified Cost, $7,577,786)              176,029           $    6,073,001
------------------------------------------------------------------------------------------------------

Bonds - 5.8%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 5.2%
  Banks and Credit Companies - 0.2%
    Beaver Valley Funding Corp., 9s, 2017                           $   1,185           $    1,347,997
    Midland Funding Corp. I, 10.33s, 2002                               1,234                1,307,919
                                                                                        --------------
                                                                                        $    2,655,916
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Salton Sea Funding Corp., 6.69s, 2000                           $     312           $      314,487
    Salton Sea Funding Corp., 7.84s, 2010                               1,110                1,207,491
    Salton Sea Funding Corp., 8.3s, 2011                                1,610                1,698,711
                                                                                        --------------
                                                                                        $    3,220,689
------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Oryx Energy Co., 8.375s, 2004                                   $   1,500           $    1,594,290
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    Intermedia Communications, Inc., 12.25s, 2009##                 $  17,850           $   11,245,500
    WorldCom, Inc., 8.875s, 2006                                          720                  773,453
                                                                                        --------------
                                                                                        $   12,018,953
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 0.3%
  Federal Home Loan Mortgage Corporation - 0.1%
    FHLMC Gold, 6.5s, 2099                                          $   1,300           $    1,292,681
------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 0.2%
    FNMA, 6s, 2013                                                  $   2,134           $    2,113,733
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                             $    3,406,414
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 0.8%
  Government National Mortgage Association - 0.8%
    GNMA, 7s, 2027 - 2028                                           $   2,405           $    2,439,808
    GNMA, 7.5s, 2025 - 2028                                             5,302                5,464,818
    GNMA, 8s, 2025 - 2027                                                 938                  974,395
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                        $    8,879,021
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    AEP Generating, 9.82s, 2022                                     $   3,776           $    4,677,111
    California Infrastructure, 6.17s, 2003                              3,678                3,711,323
    CE Generation LLC, 7.416s, 2018##                                   1,520                1,531,400
    CMS Energy Corp., 6.75s, 2004##                                     2,050                2,011,849
    CMS Panhandle Holding Co., 6.5s, 2009##                             1,300                1,283,750
    Connecticut Light & Power Co., 8.59s, 2003                          1,000                1,027,760
    Illinois Power Special Purpose Trust, 5.26s, 2003                   2,100                2,088,844
    Midamerican Funding LLC, 6.927s, 2029##                             1,230                1,203,678
    Midland Cogeneration Venture Corp., 10.33s, 2002                      324                  343,274
    Niagara Mohawk Power Corp., 8.5s, 2023                              1,200                1,313,100
    Seabrook Station, 7.83s, 2019                                         862                  912,197
    Toledo Edison Co., 9.5s, 2001                                       1,385                1,464,873
    Utilicorp United, Inc., 8.45s, 1999                                   600                  609,192
                                                                                        --------------
                                                                                        $   22,178,351
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Columbia Gas Systems, Inc., 6.39s, 2000                         $   2,245           $    2,261,680
    Texas Gas Transmission Corp., 7.25s, 2027                           1,100                1,082,653
                                                                                        --------------
                                                                                        $    3,344,333
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $   57,297,967
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.6%
  Canada - 0.1%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                  $     850           $      873,868
    Rogers Cablesystems, Inc., 10.125s, 2012
      (Telecommunications)                                                200                  222,500
                                                                                        --------------
                                                                                        $    1,096,368
------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                      $   1,500           $    1,429,140
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Telewest Communications PLC, 5.25s, 2007
      (Telecommunications)##                                        $   2,129           $    3,595,052
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $    6,120,560
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $62,299,139)                                              $   63,418,527
------------------------------------------------------------------------------------------------------

Convertible Bonds - 3.3%
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    ADT Operations, Inc., 0s, 2010                                  $   9,010           $   19,776,950
------------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##           $   6,100           $    6,710,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.9%
    Global Telesystems Group, Inc., 5.75s, 2010                     $   7,460           $   10,024,375
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $29,015,208)                                  $   36,511,325
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------------------------------
      Federal Home Loan Mortgage Corp, due 5/06/99                  $   8,400           $    8,394,552
      Federal National Mortgage Assn., due 5/19/99 - 5/20/99           19,609               19,561,932
      General Electric Capital Corp., due 5/03/99                      10,000                9,997,255
      Student Loan Marketing Assn., due 5/03/99                        10,525               10,522,193
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   48,475,932
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,010,890,271)                                     $1,099,425,813

Other Assets, Less Liabilities - (1.1)%                                                    (12,127,654)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,087,298,159
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
APRIL 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,010,890,271)        $1,099,425,813
  Cash                                                                    8,432
  Receivable for Fund shares sold                                     7,424,918
  Receivable for investments sold                                     7,775,437
  Interest and dividends receivable                                   3,291,054
  Other assets                                                            7,706
                                                                 --------------
    Total assets                                                 $1,117,933,360
                                                                 --------------
Liabilities:
  Distributions payable                                          $      513,914
  Payable for Fund shares reacquired                                  5,442,204
  Payable for investments purchased                                  24,071,909
  Payable to affiliates -
    Management fee                                                       14,955
    Shareholder servicing agent fee                                       2,987
    Distribution and service fee                                        334,802
    Administrative fee                                                      448
  Accrued expenses and other liabilities                                253,982
                                                                 --------------
      Total liabilities                                          $   30,635,201
                                                                 --------------
Net assets                                                       $1,087,298,159
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $  955,580,399
  Unrealized appreciation on investments and translation
    of assets
    and liabilities in foreign currencies                            88,489,949
  Accumulated undistributed net realized gain on
    investments
    and foreign currency transactions                                47,161,260
  Accumulated distributions in excess of net investment
    income                                                           (3,933,449)
                                                                 --------------
      Total                                                      $1,087,298,159
                                                                 ==============
Shares of beneficial interest outstanding                            95,683,603
                                                                 ==============
Class A shares:
  Net asset value per share
    (net assets of $370,969,048 / 32,589,114 shares of
     beneficial interest outstanding)                                $11.38
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                 $11.95
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $553,444,844 / 48,759,247 shares of
     beneficial interest outstanding)                                $11.35
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $161,523,743 / 14,215,874 shares of
     beneficial interest outstanding)                                $11.36
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $1,360,524 / 119,368
    shares of beneficial interest outstanding)                       $11.40
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $ 10,907,852
    Interest                                                          3,998,200
    Foreign taxes withheld                                             (177,684)
                                                                   ------------
      Total investment income                                      $ 14,728,368
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,684,273
    Trustees' compensation                                               19,730
    Shareholder servicing agent fee                                     527,347
    Distribution and service fee (Class A)                              471,049
    Distribution and service fee (Class B)                            2,270,729
    Distribution and service fee (Class C)                              623,860
    Administrative fee                                                   50,648
    Custodian fee                                                       178,395
    Interest expense                                                     40,570
    Printing                                                             52,404
    Postage                                                              71,554
    Auditing fees                                                         8,136
    Legal fees                                                            1,020
    Miscellaneous                                                       763,862
                                                                   ------------
      Total expenses                                               $  7,763,577
    Fees paid indirectly                                                (40,624)
    Reduction of expenses by investment adviser                        (291,798)
                                                                   ------------
      Net expenses                                                 $  7,431,155
                                                                   ------------
        Net investment income                                      $  7,297,213
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 51,380,586
    Foreign currency transactions                                       200,866
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 51,581,452
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 62,444,863
    Translation of assets and liabilities in foreign currencies          26,178
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 62,471,041
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $114,052,493
                                                                   ------------
          Increase in net assets from operations                   $121,349,706
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                             APRIL 30, 1999            OCTOBER 31, 1998
                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $    7,297,213                $  9,071,521
  Net realized gain on investments and foreign currency
    transactions                                                 51,581,452                  43,877,107
  Net unrealized gain on investments and foreign currency
    translation                                                  62,471,041                  12,682,679
                                                             --------------                ------------
    Increase in net assets from operations                   $  121,349,706                $ 65,631,307
                                                             --------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $   (5,106,481)               $ (4,357,952)
  From net investment income (Class B)                           (4,474,297)                 (4,035,339)
  From net investment income (Class C)                           (1,226,421)                 (1,060,616)
  From net investment income (Class I)                              (18,136)                    (28,949)
  In excess of net investment income (Class A)                         --                      (134,059)
  In excess of net investment income (Class B)                         --                      (216,882)
  In excess of net investment income (Class C)                         --                       (52,495)
  In excess of net investment income (Class I)                         --                        (1,891)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (19,331,261)                (12,514,640)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (22,418,158)                (13,185,584)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (5,964,171)                 (3,245,184)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (67,729)                   (113,598)
                                                             --------------                ------------
      Total distributions declared to shareholders           $  (58,606,654)               $(38,947,189)
                                                             --------------                ------------
Net increase in net assets from Fund share transactions      $  242,016,872                $550,284,827
                                                             --------------                ------------
      Total increase in net assets                           $  304,759,924                $576,968,945
Net assets:
  At beginning of period                                        782,538,235                 205,569,290
                                                             --------------                ------------
At end of period (including accumulated distributions in
  excess of net investment income of $3,933,449 and
  $405,327, respectively)                                    $1,087,298,159                $782,538,235
                                                             ==============                ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                   SIX MONTHS ENDED       --------------------------------------------------------------------
                                     APRIL 30, 1999             1998           1997           1996           1995         1994
                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period        $10.76           $10.39         $ 9.12         $ 8.20         $ 7.00       $ 7.86
                                             ------           ------         ------         ------         ------       ------
Income from investment operations# -
  Net investment income(S)                   $ 0.11           $ 0.27         $ 0.32         $ 0.38         $ 0.31       $ 0.33
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   1.27             1.78           2.08           1.07           1.22        (0.63)
                                             ------           ------         ------         ------         ------       ------
    Total from investment operations         $ 1.38           $ 2.05         $ 2.40         $ 1.45         $ 1.53       $(0.30)
                                             ------           ------         ------         ------         ------       ------
Less distributions declared to shareholders -
  From net investment income                 $(0.15)          $(0.27)        $(0.34)        $(0.32)        $(0.33)      $(0.35)
  From net realized gain on
   investments and foreign currency
   transactions                               (0.61)           (1.39)         (0.79)         (0.21)          --          (0.21)
  In excess of net investment income           --              (0.02)          --             --             --           --
                                             ------           ------         ------         ------         ------       ------
    Total distributions declared to
     shareholders                            $(0.76)          $(1.68)        $(1.13)        $(0.53)        $(0.33)      $(0.56)
                                             ------           ------         ------         ------         ------       ------
Net asset value - end of period              $11.38           $10.76         $10.39         $ 9.12         $ 8.20       $ 7.00
                                             ======           ======         ======         ======         ======       ======
Total return(+)                              13.41%++         22.13%         28.62%         18.41%         22.48%       (3.89)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  1.11%+           1.05%          1.10%          1.08%          0.83%        0.65%
  Net investment income                       2.02%+           2.60%          3.27%          4.37%          4.30%        4.58%
Portfolio turnover                              91%             124%           153%           137%           152%         115%
Net assets at end of period  (000
 omitted)                                  $370,969         $324,098        $90,083        $60,345        $52,474      $42,027
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. In addition, for the year ended October 31, 1994, the investment adviser agreed to further reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                  $ 0.11           $ 0.26         $ 0.30         $ 0.34         $ 0.28       $ 0.28
      Ratios (to average net assets):
        Expenses##                            1.15%+           1.15%          1.29%          1.42%          1.23%        1.41%
        Net investment income                 1.96%+           2.50%          3.08%          4.03%          3.90%        3.82%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                  SIX MONTHS ENDED       ----------------------------------------------------------------------
                                    APRIL 30, 1999             1998           1997           1996           1995           1994
                                       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period        $10.73           $10.36         $ 9.10         $ 8.18         $ 6.98       $ 7.84
                                             ------           ------         ------         ------         ------       ------
Income from investment operations# -
  Net investment income(S)                   $ 0.06           $ 0.19         $ 0.24         $ 0.31         $ 0.24       $ 0.25
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   1.28             1.79           2.08           1.07           1.22        (0.63)
                                             ------           ------         ------         ------         ------       ------
    Total from investment operations         $ 1.34           $ 1.98         $ 2.32         $ 1.38         $ 1.46       $(0.38)
                                             ------           ------         ------         ------         ------       ------
Less distributions declared to shareholders -
  From net investment income                 $(0.11)          $(0.20)        $(0.27)        $(0.25)        $(0.26)      $(0.27)
  From net realized gain on
   investments and foreign currency
   transactions                               (0.61)           (1.39)         (0.79)         (0.21)          --          (0.21)
  In excess of net investment income           --              (0.02)          --             --             --           --
                                             ------           ------         ------         ------         ------       ------
    Total distributions declared to
     shareholders                            $(0.72)          $(1.61)        $(1.06)        $(0.46)        $(0.26)      $(0.48)
                                             ------           ------         ------         ------         ------       ------
Net asset value - end of period              $11.35           $10.73         $10.36         $ 9.10         $ 8.18       $ 6.98
                                             ======           ======         ======         ======         ======       ======
Total return                                 13.03%++         21.27%         27.59%         17.50%         21.43%      (4.92)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  1.86%+           1.80%          1.87%          1.89%          1.74%        1.72%
  Net investment income                       1.21%+           1.85%          2.49%          3.53%          3.33%        3.51%
Portfolio turnover                              91%             124%           153%           137%           152%         115%
Net assets at end of period  (000
 omitted)                                  $553,445         $361,439        $91,973        $49,877        $33,239      $19,774
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. In addition, for the year ended October 31, 1994, the investment adviser agreed to further reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                  $ 0.06           $ 0.18         $ 0.22         $ 0.28         $ 0.21       $ 0.20
      Ratios (to average net assets):
        Expenses##                            1.93%+           1.90%          2.06%          2.23%          2.14%        2.48%
        Net investment income                 1.15%+           1.75%          2.30%          3.19%          2.93%        2.74%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PERIOD
                                                                      YEAR ENDED OCTOBER 31,                              ENDED
                                  SIX MONTHS ENDED            ---------------------------------------------------   OCTOBER 31,
                                    APRIL 30, 1999              1998           1997           1996           1995         1994*
                                       (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                           CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                     $10.75           $10.37         $ 9.10         $ 8.18         $ 6.99       $ 7.48
                                             ------           ------         ------         ------         ------       ------
Income from investment operations# -
  Net investment income(S)                   $ 0.06           $ 0.19         $ 0.24         $ 0.31         $ 0.24       $ 0.25
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                           1.26             1.80           2.09           1.07           1.21        (0.54)
                                             ------           ------         ------         ------         ------       ------
    Total from investment
      operations                             $ 1.32           $ 1.99         $ 2.33         $ 1.38         $ 1.45       $(0.29)
                                             ------           ------         ------         ------         ------       ------
Less distributions declared to shareholders -
  From net investment income                 $(0.10)          $(0.20)        $(0.27)        $(0.25)        $(0.26)      $(0.20)
  From net realized gain on
   investments and foreign
   currency transactions                      (0.61)           (1.39)         (0.79)         (0.21)          --           --
  In excess of net investment
   income                                      --              (0.02)          --             --             --           --
                                             ------           ------         ------         ------         ------       ------
    Total distributions declared
     to shareholders                         $(0.71)          $(1.61)        $(1.06)        $(0.46)        $(0.26)      $(0.20)
                                             ------           ------         ------         ------         ------       ------
Net asset value - end of period              $11.36           $10.75         $10.37         $ 9.10         $ 8.18       $ 6.99
                                             ======           ======         ======         ======         ======       ======
Total return                                 13.02%++         21.25%         27.71%         17.57%         21.19%      (3.87)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  1.86%+           1.80%          1.85%          1.82%          1.81%        1.65%+
  Net investment income                       1.20%+           1.85%          2.47%          3.60%          3.32%        3.56%+
Portfolio turnover                              91%             124%           153%           137%           152%         115%
Net assets at end of period
  (000 omitted)                            $161,524          $95,856        $22,788         $8,231         $4,943       $2,399
  * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. In addition, for the period ended October 31, 1994, the investment adviser agreed to further reduce a portion of the Fund's expenses. If these fees had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                  $ 0.06           $ 0.18         $ 0.22         $ 0.28         $ 0.21       $ 0.20
      Ratios (to average net assets):
        Expenses##                            1.94%+           1.90%          2.04%          2.16%          2.21%        2.41%+
        Net investment income                 1.14%+           1.75%          2.28%          3.26%          2.83%        2.80%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                   YEAR ENDED                 PERIOD ENDED
                                            APRIL 30, 1999             OCTOBER 31, 1998            OCTOBER 31, 1997*
                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                   CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $10.78                       $10.39                       $ 8.90
                                                    ------                       ------                       ------
Income from investment operations# -
  Net investment income(S)                          $ 0.12                       $ 0.30                       $ 0.29
  Net realized and unrealized gain  on
    investments and foreign currency                  1.27                         1.80                         1.48
                                                    ------                       ------                       ------
    Total from investment operations                $ 1.39                       $ 2.10                       $ 1.77
                                                    ------                       ------                       ------
Less distributions declared to shareholders -
  From net investment income                        $(0.16)                      $(0.29)                      $(0.28)
  From net realized gain on investments
   and foreign currency transactions                 (0.61)                       (1.39)                        --
  In excess of net investment income                  --                          (0.03)                        --
                                                    ------                       ------                       ------
    Total distributions declared to
     shareholders                                   $(0.77)                      $(1.71)                      $(0.28)
                                                    ------                       ------                       ------
Net asset value - end of period                     $11.40                       $10.78                       $10.39
                                                    ======                       ======                       ======
Total return                                        13.63%++                     22.52%                       20.15%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.86%+                       0.80%                        0.86%+
  Net investment income                              2.25%+                       2.84%                        3.39%+
Portfolio turnover                                     91%                         124%                         153%
Net assets at end of period  (000 omitted)          $1,361                       $1,145                       $  725
  * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had not been waived, the net investment income per share and the ratios would have been:
      Net investment income                         $ 0.12                       $ 0.29                       $ 0.27
      Ratios (to average net assets):
        Expenses##                                   0.91%+                       0.90%                        1.05%+
        Net investment income                        2.19%+                       2.74%                        3.20%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At April 30, 1999, the value of securities loaned was $2,714,713. These loans were collateralized by U.S. Treasury securities of $2,791,563. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,589 for the six months ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $1 billion                                   0.0150%
          Next $1 billion                                    0.0125%
          Next $1 billion                                    0.0100%
          In excess of $3 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $412,866 for the six months ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $22,407 for the six months ended April 30, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,535 and $1,293 for Class B and Class C shares, respectively, for the six months ended April 30, 1999. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1999, were $4,323, $377,928, and $43,146 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES          SALES
-------------------------------------------------------------------------------
U.S. government securities                          $ 54,502,247   $ 85,883,393
                                                    ------------   ------------
Investments (non-U.S. government securities)        $972,056,515   $767,111,577
                                                    ------------   ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $ 1,010,890,271
                                                                ---------------
Gross unrealized appreciation                                   $   127,002,977
Gross unrealized depreciation                                       (38,467,435)
                                                                ---------------
    Net unrealized appreciation                                 $    88,535,542
                                                                ===============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                    SIX MONTHS ENDED APRIL 30, 1999          YEAR ENDED OCTOBER 31, 1998
                                -----------------------------------   ----------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          17,186,152       $ 184,408,127        27,132,195       $281,809,080
Shares issued to shareholders
  in reinvestment of
  distributions                       1,451,336          15,183,868         1,483,437         14,492,448
Shares reacquired                   (16,155,171)       (175,502,539)       (7,181,632)       (74,517,887)
                                    -----------       -------------        ----------       ------------
    Net increase                      2,482,317       $  24,089,456        21,434,000       $221,783,641
                                    ===========       =============        ==========       ============

Class B Shares
                                    SIX MONTHS ENDED APRIL 30, 1999          YEAR ENDED OCTOBER 31, 1998
                                -----------------------------------   ----------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          17,069,537       $ 182,991,294        26,385,454       $275,542,126
Shares issued to shareholders
  in reinvestment of
  distributions                       1,960,254          20,407,095         1,405,140         13,677,225
Shares reacquired                    (3,940,181)        (42,317,997)       (2,998,536)       (31,238,443)
                                    -----------       -------------        ----------       ------------
    Net increase                     15,089,610       $ 161,080,392        24,792,058       $257,980,908
                                    ===========       =============        ==========       ============

Class C Shares
                                    SIX MONTHS ENDED APRIL 30, 1999          YEAR ENDED OCTOBER 31, 1998
                                -----------------------------------   ----------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                           6,231,955       $  66,944,089         7,452,847       $ 77,990,473
Shares issued to shareholders
  in reinvestment of
  distributions                         452,842           4,719,957           304,674          2,974,079
Shares reacquired                    (1,389,618)        (14,960,216)       (1,033,828)       (10,820,419)
                                    -----------       -------------        ----------       ------------
    Net increase                      5,295,179       $  56,703,830         6,723,693       $ 70,144,133
                                    ===========       =============        ==========       ============

Class I Shares
                                    SIX MONTHS ENDED APRIL 30, 1999           YEAR ENDED OCTOBER 31, 1998
                                -----------------------------------   ----------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              25,050       $     271,692            33,150       $    356,454
Shares issued to shareholders
  in reinvestment of
  distributions                           7,407              77,609            14,702            143,189
Shares reacquired                       (19,313)           (206,107)          (11,414)          (123,498)
                                    -----------       -------------        ----------       ------------
    Net increase                         13,144       $     143,194            36,438       $    376,145
                                    ===========       =============        ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. At April 30, 1999, there were no loans outstanding. The average dollar amount of borrowings was $1,413,126, the weighted average interest rate on these borrowings was 5.71% and interest expense incurred on the borrowings amounted to $40,570 for the six months ended April 30, 1999. The commitment fee allocated to the Fund for the six months ended April 30, 1999, was $3,896.

MFS(R) UTILITIES FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991), MFS
Investment Management                                  ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief             toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;                touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                       For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                     financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Walter E. Robb, III - President and Treasurer,         from 9 a.m. to 5 p.m. Eastern time (or leave a
Benchmark Advisors, Inc. (corporate financial          message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                          INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                    P.O. Box 2281
Vice President, Director, and Secretary,               Boston, MA 02107-9906
MFS Investment Management
                                                       For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                   1-800-225-2606 any business day from
Executive Officer, and Director,                       8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                       For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight                  call toll free: 1-800-637-6576 any business day
Resources, Inc. (acquisition planning                  from 9 a.m. to 5 p.m. Eastern time. (To use
specialists) Ward Smith - Former Chairman              this service, your phone must be equipped with
(until 1994), NACCO Industries (holding                a Telecommunications Device for the Deaf.) For
company)                                               share prices, account balances, and exchanges,
                                                       call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                     anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                    WORLD WIDE WEB
Boston, MA 02116-3741                                  www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) UTILITIES FUND                                               ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                               MUF-3  6/99  119M  35/235/335/835